
                                                               Exhibit (21)
Subsidiaries of the registrant (As of December 31, 1994)
--------------------------------------------------------

                                                                                  Percentage
                                                                                   of Voting
                                                                                  Securities
                                                                                    Owned by
                                                              State of             Immediate
Name                                                         Organization            Parent
------------------                                          --------------        ------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                      Delaware                 ---
----------------------------------------
 Old Republic General Insurance Group, Inc.                    Delaware                100%
 -----------------------------------------
  Old Republic International Reinsurance Group, Inc.           Delaware                100%
   International Business & Mercantile REassurance Company     Illinois                100%
   Old Republic RE, Inc.                                       Delaware                100%
   American Treaty Management Corporation                      Delaware                100%
   Sierra Reinsurance Services, Inc.                           Delaware                100%
   American Business & Mercantile Insurance Group, Inc.        Delaware                 40%
    American Business & Mercantile REassurance Company         Delaware                100%
   Old Republic Insurance Company                              Pennsylvania            100%
    Old Republic Investment Management Company                 Delaware                100%
   Old Republic Lloyds of Texas                                Texas                   100%
   Old Republic Home Protection Company, Inc.                  California              100%
   ORI Great West Holding, Inc.                                Delaware                100%
    Great West Casualty Company                                Nebraska                100%
    Great West Insurance Agencies, Inc.                        Delaware                100%
    Central Data Services, Inc.                                Delaware                100%
   Bitco Corporation                                           Delaware                100%
    Bituminous Casualty Corporation                            Illinois                100%
    Bituminous Fire & Marine Insurance Corporation             Illinois                100%
   Old Republic Union Insurance Company                        Illinois                100%
   Old Republic Union Insurance Managers, Inc.                 Alabama                 100%
   Brummel Brothers, Inc.                                      Illinois                100%
   Phoenix Aviation Managers, Inc.                             Delaware                 90%
    Aerie REassurance Company, Ltd.                            Bermuda                 100%
   Chicago Underwriting Group, Inc.                            Delaware                 83%
    Upper Peninsula Insurance Company                          Arizona                 100%
   Old Republic Insured Credit Services, Inc.                  Illinois                100%
   International Business & Mercantile Insurance Managers,Inc. Delaware                100%
   Old Republic Northern Holdings, Inc.                        Delaware                 93%
    Old Republic Risk Management, Inc.                         Delaware                100%
    Old Republic Mercantile Insurance Company                  Arizona                 100%
   Old Republic Standard Underwriters, Inc.                    Delaware                 86%
    Old Republic Standard Insurance Company                    Arizona                 100%
   Old Republic Surety Group, Inc.                             Delaware                 93%
    Old Republic Surety Company                                Wisconsin               100%
     State Surety Company                                      Iowa                    100%
   Employers General Insurance Group, Inc.                     Delaware                 90%
    Employers General Insurance Company                        Texas                   100%
    Employers General Insurance, Ltd.                          Bermuda                 100%
    National General Agency, Inc.                              Texas                   100%
    Employers National Risk Management Services, Inc.          Texas                   100%
     Employers Claims Adjustment Services, Inc.                Texas                   100%
   Old Republic Security Holdings, Inc.                        Delaware                100%
    Old Republic Minnehoma Insurance Company                   Arizona                 100%
    ORDESCO, Inc.                                              Oklahoma                100%
   Reliable Canadian Holdings, Ltd.                            Ontario(Canada)         100%
    DISCC, Enterprise, Inc.                                    Ontario(Canada)         100%
    Old Republic Insurance Company of Canada                   Ontario(Canada)         100%


 Old Republic Life Insurance Group, Inc.                       Delaware                100%
 --------------------------------------
  Old Republic Life Insurance Company                          Illinois                100%
   Old Republic Canadian Holdings, Ltd.                        Ontario(Canada)         100%
    Reliable Life Insurance Company                            Ontario(Canada)         100%
  Old Republic Life Insurance Company of New York              New York                100%
  Old Republic Dealer Service Corporation                      Delaware                100%
   ORDESCO Life & Accident Insurance Company                   Arizona                 100%
  Old Republic Life Reinsurance Group, Inc.                    Delaware                100%
   Home Owners Life Insurance Company                          Illinois                100%


 Old Republic Title Insurance Group, Inc.                      Delaware                100%
 ---------------------------------------
  Old Republic National Title Holding Company                  Delaware                100%
   Houston Title Company                                       Texas                   100%
   Old Republic Title Company of Bell County                   Texas                   100%
   Old Republic Title Company of Conroe                        Texas                    54%
   Old Republic Title Company of St. Louis, Inc.               Missouri                100%
   Old Republic Title Company of Kansas City, Inc.             Missouri                100%
   Old Republic Title Company of Tennessee                     Tennessee               100%
   Badger Abstract & Title Corporation                         Wisconsin               100%
   Old Republic Title Agency of Columbus, Inc.                 Ohio                    100%
   Old Republic Title Company of Cleburne                      Texas                   100%
   Old Republic Title Company of Indiana                       Indiana                 100%
   The Title Company of North Carolina, Inc.                   North Carolina          100%
   Old Republic Title Company of Utah                          Utah                    100%
   Southwest Land Title Co. of Fort Worth, Inc.                Texas                   100%
  Old Republic National Title Insurance Company                Minnesota               100%
   Mississippi Valley Title Insurance Company                  Mississippi             100%
  Old Republic Title Holding Company, Inc.                     California              100%
   Old Republic Title Company                                  California              100%
   Old Republic Title Insurance Agency, Inc.                   Arizona                 100%
   Old Republic Title, Ltd.                                    Delaware                100%
   Old Republic Title Company of Nevada                        Nevada                  100%
   Old Republic Title Corporation of Hawaii, Ltd.              Hawaii                  100%
    Old Republic Escrow Corporation                            Hawaii                  100%
   Founders Title Company of Sacramento                        California              100%
   Lincoln Title Company of Ventura County                     California               33%
   Old Republic Exchange Faciliator Company                    California              100%
  Old Republic General Title Insurance Corporation             Colorado                100%

 Old Republic Mortgage Guaranty Group, Inc.                    Delaware                100%
 -----------------------------------------
  Republic Mortgage Insurance Company                          North Carolina          100%
  Republic Mortgage Insurance Company of Florida               Florida                 100%
  Republic Mortgage Insurance Company of North Carolina        North Carolina          100%
  RMIC Corporation                                             North Carolina          100%


Old Republic Marketing, Inc.                                   Illinois                100%
---------------------------
  Owns minor non-consolidated subsidiaries & affiliates        Various               Various


 American Business & Mercantile Insurance Mutual, Inc.         Delaware                  *
 ----------------------------------------------------
  Inter Capital Group, Inc.                                    Delaware                100%
   Inter Capital Assurance Company                             Arizona                 100%
   Inter Capital Leasing and Finance Corporation               Delaware                100%
   Inter Capital Realty Corporation                            Delaware                100%
   Ridgefield International, Inc.                              Delaware                100%
    Inter West Assurance Company, Ltd.                         Bermuda                 100%
  Remington General Assurance Limited                          Bermuda                 100%

 Old Republic Capital Corporation                              Delaware                100%
 --------------------------------



* Owned by its policyholders
